SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                           December 17, 1997.

         Crestar Bank, as Depositor to Crestar Student Loan Trust 1997-1
               (Exact name of registrant as specified in charter)


                Virginia                333-35828            53-0116200

      (State or other jurisdiction     (Commission         (IRS Employer
         of incorporation)             File Number)      Identification No.)

                 919 East Main Street, Richmond, Virginia 23219
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (804) 782-5000

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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

         Crestar Student Loan Trust 1997-1 (the "Issuer") was formed on December 17, 1997 pursuant to a Trust Agreement, dated as of December 1, 1997 (the "Trust Agreement"), by and among the Crestar Bank, Star Bank, National Association, as Eligible Lender Trustee and Delaware Trust Capital Management, Inc., as Delaware Trustee.

         On December 17, 1997, the Issuer sold $222,900,000 aggregate initial principal amount of Student Loan Asset Backed Notes, Series 1997-1 (the "Notes") pursuant to an Indenture and the First Terms Supplement to the Indenture, each dated as of December 1, 1997 (collectively, the "Indenture"), between the Issuer and Bankers Trust Company, as Indenture Trustee. As security for the Notes, the Issuer pledged to the Indenture Trustee pursuant to the Indenture a pool of guaranteed or insured education loans to students and parents of students (the "Assets"). The Assets were acquired by the Issuer in a privately-negotiated transaction pursuant to a Transfer and Servicing Agreement, dated as of December 1, 1997, among Crestar Student Loan Trust 1997-1, Crestar Bank and Star Bank, National Association as Eligible Lender Trustee.

         The Notes have been sold by the Issuer to the Underwriters pursuant to an Underwriting Agreement, dated as of December 11, 1997, among the Underwriters, Crestar Bank and the Issuer.

Exhibits

1.1 Underwriting Agreement, dated December 11, 1997, among Crestar Bank, Crestar Student Loan Trust 1997-1 and Salomon Brothers Inc, as Representatives of the Underwriters, relating to the Notes.

4.1 Indenture and First Terms Supplement to the Indenture, dated as of December 1, 1997, by and between the Issuer and Bankers Trust Company, as Indenture Trustee (related exhibits available upon request of the Indenture Trustee).

4.2 Trust Agreement, dated as of December 1, 1997, by and among Crestar Bank, Star Bank, National Association, as Eligible Lender Trustee and Delaware Trust Capital Management, Inc., as Delaware Trustee.

99.1 Copy of the Transfer and Servicing Agreement, dated as of December 1, 1997, among Crestar Student Loan Trust 1997-1, Crestar Bank and Star Bank, National Association, as Eligible Lender Trustee.

99.2 Copy of Administration Agreement, dated as of December 1, 1997 among Star Bank, National Association, as Eligible Lender Trustee on behalf of Crestar Student Loan Trust 1997-1, Bankers Trust Company, as Indenture Trustee and Crestar Bank, as Administrator.

                                   Signatures


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      December 29, 1997

                                                  Crestar Bank


                                                  By: /s/ W Clark McGhee
                                             ---------------------------------
                                                  Name:  W. Clark McGhee

                                                  Title: Senior Vice President